                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------


        Each of the undersigned does hereby appoint CELIA A. COLBERT, MARY M. McDONALD and KENNETH C. FRAZIER and each of them, severally, his/her true and lawful attorney or attorneys to execute on behalf of the undersigned (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) the Form l0-K Annual Report of Merck & Co., Inc. for the fiscal year ended December 3l, l998 under the Securities Exchange Act of l934, including amendments thereto and all exhibits and other documents in connection therewith.

        IN WITNESS WHEREOF, this instrument has been duly executed as of the 23rd day of February, l999.

                                      MERCK & CO., Inc.


                                      By /s/ Raymond V. Gilmartin
                                         ---------------------------------
                                        Raymond V. Gilmartin
                                        (Chairman of the Board, President
                                        and Chief Executive Officer)


/s/   Raymond V. Gilmartin        Chairman of the Board, President
-------------------------------   and Chief Executive Officer
      Raymond V. Gilmartin        (Principal Executive Officer; Director)


/s/   Judy C. Lewent              Senior Vice President and Chief Financial
-------------------------------   Officer (Principal Financial Officer)
      Judy C. Lewent

/s/ Richard C. Henriques, Jr.     Vice President, Controller
-------------------------------   (Principal Accounting Officer)
    Richard C. Henriques, Jr.


                                   DIRECTORS


/s/ H. Brewster Atwater, Jr.            /s/  Lloyd C. Elam
----------------------------------      ----------------------------------
     H. Brewster Atwater, Jr.                Lloyd C. Elam

/s/ Derek Birkin                        /s/  Charles E. Exley, Jr.
----------------------------------      ----------------------------------
    Derek Birkin                             Charles E. Exley, Jr.


/s/ Lawrence A. Bossidy                 /s/  William N. Kelley
----------------------------------      ----------------------------------
    Lawrence A. Bossidy                      William N. Kelley

/s/ William G. Bowen                    /s/  Edward M. Scolnick
----------------------------------      ----------------------------------
    William G. Bowen                         Edward M. Scolnick

/s/ Johnnetta B. Cole                   /s/  Samuel O. Thier
----------------------------------      ----------------------------------
    Johnnetta B. Cole                        Samuel O. Thier

/s/ Carolyne K. Davis                    /s/ Dennis Weatherstone
----------------------------------       ---------------------------------
    Carolyne K. Davis                        Dennis Weatherstone

          I, Nancy V. Van Allen, Assistant Secretary of MERCK & CO., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted at a meeting of the Directors of said Corporation held in New York City, New York, on February 23, l999, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:


     "Special Resolution No. 5 - 1999
      -------------------------------


          RESOLVED, that the proposed form of Form l0-K Annual Report of the Company for the fiscal year ended December 3l, l998 presented to this meeting is hereby approved with such changes as the proper officers of the Company, with the advice of counsel, deem appropriate; and

          RESOLVED, that each officer and director who may be required to execute the aforesaid Form l0-K Annual Report or any amendments thereto (whether on behalf of the Company or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) is hereby authorized to execute a power of attorney appointing Celia A. Colbert, Mary M. McDonald and Kenneth C. Frazier and each of them, severally, his/her true and lawful attorney or attorneys to execute in his/her name, place and stead (in any such capacity) such Form l0-K Annual Report and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys to have power to act with or without the others, and to have full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person."

          IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 16th day of March, l999.



 [Corporate Seal]                        /s/ Nancy V. Van Allen
                                      -------------------------------
                                             Nancy V. Van Allen
                                             Assistant Secretary